      1									Exhibit 21


                         SUBSIDIARIES OF THE REGISTRANT

The companies listed below are direct or indirect subsidiaries of the Registrant. Their names and jurisdictions of incorporation are as follows:

                                                        State/Country
Entity Name                                             of Incorporation

Ardco, Inc.                                             Illinois
Carrier Air Conditioning Pty. Limited                   Australia
Carrier Argentina S.A.                                  Argentina
Carrier Corporation                                     Delaware
Carrier Mexico S.A. de C.V.                             Mexico
Carrier S.A.                                            France
Carrier S.p.A.                                          Italy
Carrier-Espana, SA                                      Spain
CEAM Srl                                                Italy
China Tianjin Otis Elevator Company, Ltd.               China
Daewoo Carrier Corporation                              South Korea
Eagle Services Asia Private Ltd.                        Delaware
Elevadores Otis Ltda.                                   Brazil
Gate S.p.A.                                             Italy
Generale Frigorifique S.A.S.                            France
Helicopter Support, Inc.                                Connecticut
Johns Perry Lifts Holdings                              Cayman Islands
Microtecnica S.P.A.                                     Italy
Miraco Development Services & Trading Company, S.A.E.   Egypt
Nippon Otis Elevator Company                            Japan
OTH  Aufzuge GmbH                                       Germany
Otis  [France]                                          France
Otis Elevator Company [New Jersey]                      New Jersey
Otis Elevator Company Pty. Ltd.                         Australia
Otis Europe                                             France
Otis Far East Holdings Limited                          Hong Kong
Otis G.m.b.H.                                           Germany
Otis Plc                                                United Kingdom
Otis S.p.A.                                             Italy
Pratt & Whitney Canada Inc.                             Canada
Pratt & Whitney Engine Services, Inc.                   Delaware
Pratt & Whitney Holdings LLC                            Cayman Islands
Pratt & Whitney Export, Inc                             Delaware
Ratier Figeac S.A.                                      France
SGC Holding Company, Inc.                               Delaware
Sikorsky Aircraft Corporation                           Delaware
Sikorsky Export Corporation                             Delaware
Societe Offranvillaise de Technologie, S.A.             France
  (Technoffra)
Springer Carrier S.A.                                   Brazil
Sutrak Transportkalte GmbH                              Germany
The Express Lift Company Limited                        United Kingdom
Toyo Carrier Engineering Co., LTD.                      Japan
Turbine Airfoil Refurbishment Services, Inc.            Delaware
Turbo Power and Marine Systems, Inc.                    Delaware
Tyler Refrigeration Corporation                         Delaware
United Technologies Automotive (Hungary) Kft            Hungary
United Technologies Automotive (Portugal), LDA          Portugal

United Technologies Automotive Electrical               Mexico
  Systems de Mexico, S.A. de C.V.
United Technologies Automotive, Inc.                    Delaware
United Technologies Canada, Ltd.                        Canada
United Technologies Holding Plc                         United Kingdom
UT Finance Corporation                                  Delaware
UT Insurance (Vermont), Inc.                            Vermont
UTMC Microelectronic Systems Inc.                       Delaware
Zardoya Otis, S.A.                                      Spain

Other subsidiaries of the Registrant have been omitted from this listing since, considered in the aggregate as a single subsidiary, they would not constitute a significant subsidiary.